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                                                             Exhibit (10)(b)(ii)

                              AMENDMENT NUMBER ONE
                                     TO THE
                               HARRIS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                  WHEREAS, Harris Corporation, a Delaware corporation (the "Corporation"), has heretofore adopted and maintains the Harris Corporation Supplemental Executive Retirement Plan, as amended and restated effective March 1, 2003 (the "Plan");

                  WHEREAS, the Corporation, by action of the Management, Development and Compensation Committee of the Corporation's Board of Directors (the "Compensation Committee"), has the authority to amend the Plan pursuant to
Section 8.1 of the Plan.

                  NOW, THEREFORE, pursuant to the power of amendment contained in Section 8.1 of the Plan, the Plan is hereby amended effective May 1, 2003 in the following respects:

          1. Section 5.1 of the Plan is hereby amended to add the words "and related Matching Pre-Tax Contributions" immediately after the words
"Section 4.1" in the second sentence thereof.

          2. Section 5.2(a) of the Plan is hereby amended and restated in its entirety to read as follows:

               (a) Elections. Each Participant's Account shall be credited with earnings and losses experienced by the investment funds elected by such Participant from among the investment funds designated by the Committee from time to time in accordance with the rules and procedures established by the Committee.
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          3. Section 5.2 of the Plan is amended to add the following new subsection (b) immediately after subsection (a) and the remaining subsections of
Section 5.2 shall be relettered appropriately:

               (b) Harris Stock. If the Harris Stock Fund is designated by the Committee as an investment fund hereunder, then Participants who are not participants in the Retirement Plan may not direct the investment of their Accounts to reflect the performance of the Harris Stock Fund. The special rules set forth in Section 8.2(c) of the Retirement Plan applicable to the Harris Stock Fund relating to availability, restrictions on transfer, and dividends shall apply to amounts deemed invested in the Harris Stock Fund under this Plan. If a Participant who is a director or officer of the Corporation within the meaning of Rule 16a-1(f) under Section 16 of the Securities Exchange Act of 1934 and who is a participant in the Retirement Plan elects to have his or her Account credited with earnings and losses experienced by the Harris Stock Fund, then, unless otherwise directed by the Committee with respect to all such directors and officers, amounts credited during any calendar quarter to such Participant's Account pursuant to the Participant's election to have such amounts deemed invested in the Harris Stock Fund shall be an election to have the amounts deemed to be invested in the Stable Value Fund (or such other investment fund designated by the Committee) until the first day of the following calendar quarter and on such day shall be deemed to be invested in the Harris Stock Fund.

          4. Section 5.2(c) (as relettered by this amendment) is amended to add the following words at the end of the first sentence thereof:

          , except that in the case of a Participant who is a director or officer of the Corporation within the meaning of Rule 16a-1(f) under
          Section 16 of the Securities Exchange Act of 1934 who had elected to have a portion of his or her Account deemed to be invested in the Harris Stock Fund prior to June 1, 2003, such Participant's investment election shall be modified to provide the temporary investment in the Stable Value Fund as described in Section 5.2(b).

          APPROVED by the members of the HARRIS CORPORATION MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE and by the BOARD OF DIRECTORS on this 25th day of April, 2003.

                                       HARRIS CORPORATION

                                       /s/ Howard L. Lance
                                       -----------------------------------
                                       Howard L. Lance
Attest:                                President and Chief Executive Officer

/s/ Richard L. Ballatnyne
-------------------------
Corporate Secretary